UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

RUSSELL EXCHANGE TRADED FUNDS TRUST

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RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

RUSSELL EXCHANGE TRADED FUNDS TRUST

1301 Second Avenue, 18th Floor, Seattle, WA 98101

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Joint Proxy Statement and proxy card(s) for an upcoming shareholder meeting of Russell Investment Company, Russell Investment Funds and Russell Exchange Traded Funds Trust (the “Trusts”). A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the proposal. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

We are providing proxy material access to shareholders through the Internet. You can access proxy materials and vote at www.proxyvote.com. Details regarding the matters to be acted upon at this special meeting are described in the Notice Regarding the Availability of Proxy Materials you received in the mail.

Please read the Joint Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your Notice Regarding the Availability of Proxy Materials and at www.proxyvote.com, or if you have requested or received a proxy card by mail, you may vote by signing, voting and returning that proxy card in the envelope provided. Voting your proxy, and doing so promptly, ensures that the Trusts will not need to conduct additional mailings.

Please exercise your right to vote. Thank you.

IMPORTANT NOTICE

Although we recommend that you read the complete Joint Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Joint Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving this Joint Proxy Statement?

The Board of Trustees is asking you to vote on the following proposals:

PROPOSAL 1: To elect members to the Boards of Trustees (collectively, the “Board”) of Russell Investment Company (“RIC”), Russell Investment Funds (“RIF”) and Russell Exchange Traded Funds Trust (“RET”) (each, a “Trust” and collectively, the “Trusts”).

The Trusts are currently served by a single set of trustees (the “Trustees”), whereby all trustees serve on the Board of each Trust. The Trusts are sponsored by Russell Investment Management Company (“RIMCo” or the “Manager”), who serves as the investment adviser of each of the separate series of the Trusts (each, a “Fund” and collectively, the “Funds”).

At their meeting held on December 4, 2013, the Trustees determined to present the election of the Trustees who have not been previously elected by the Shareholders (collectively, the “Trustee Nominees”) to hold office until such Trustee Nominee sooner dies, retires, resigns or is removed, as provided for in the Trusts’ organizational documents. Each of RIC, RIF and RET currently have eight Trustees, five of whom have previously been elected by RIC and RIF Shareholders and seven of whom have previously been elected by RET Shareholders. Proposal 1 will not affect the status of those Trustees previously elected by RIC, RIF and RET Shareholders. If any Trustee Nominee does not receive a plurality of all outstanding shares of the Trust voting, such Trustee Nominee will remain on the Board of such Trust as a non-shareholder elected Trustee. RIC and RIF also have one Trustee Emeritus. The Trustee Emeritus does not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally is not responsible or accountable in any way for the performance of the Board’s responsibilities.

For purposes of Proposal 1, you are entitled to vote if you own shares in any one or more Funds as of the close of the Record Date (defined below) and your vote will be counted together with the votes of Shareholders of other Funds in the same Trust.

PROPOSAL 2: To approve the reclassification of the investment objective of the following RIC Funds from “fundamental” to “non-fundamental” (the “Proposed Reclassifications”): the Russell U.S. Defensive Equity Fund, Russell Investment Grade Bond Fund and Russell International Developed Markets Fund (for purposes of Proposal 2, each, a “Proposal 2 Fund”).

For purposes of the Proposed Reclassifications in Proposal 2, you are entitled to vote if you own shares in any one or more Proposal 2 Funds as of the close of the Record Date (defined below) and your vote with respect to one Proposal 2 Fund in which you hold shares will be counted together with the votes of other Shareholders of such Proposal 2 Fund. A vote for a Proposed Reclassification with respect to one Proposal 2 Fund will not affect the approval of the Proposed Reclassification with respect to any other Proposal 2 Fund.

Why am I being asked to adopt the Proposed Reclassifications?

The Proposed Reclassifications will provide RIMCo with additional flexibility to conduct the investment program of each Proposal 2 Fund. However, if the Proposed Reclassifications are approved by Shareholders of the Proposal 2 Funds, a change to the investment objective of a Proposal 2 Fund would still need to be approved by the Board, which, through its Investment Committee, reviews and monitors the investment strategies and investment performance of the Funds, including the Proposal 2 Funds. Subsequent to the Proposed Reclassification, RIMCo would then be able to respond to changing market conditions and circumstances consistent with applicable laws, without the expense and delay associated with arranging for a Shareholder meeting to approve changes in a Proposal 2 Fund’s investment objective.

How do the Trustees suggest that I vote?

After careful consideration, the Trustees, including the Independent Trustees of the Board, unanimously recommend that you vote “FOR” each proposal listed on the proxy card.

Why do the Trustees recommend that I vote “FOR” each of the proposals?

PROPOSAL 1: The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustee Nominees and the Board, collectively, lead to the conclusion that the Trustee Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with RIMCo, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered the contributions that each Trustee Nominee can make to the Board and each Trust. Additionally, in considering the Trustee Nominees, the Trustees took into account the concern for the continued efficient conduct of the Trusts’ business. In particular, the Trustees considered the requirements of the Investment Company Act of 1940, and any amendments thereto, as they apply to the election of Trustees generally and the Trustee Nominees in particular.

PROPOSAL 2: The Trustees recommend that Shareholders vote to reclassify the Proposal 2 Funds’ respective investment objectives from “fundamental” to “non-fundamental” in order to provide RIMCo with additional flexibility to conduct the investment program of each Proposal 2 Fund. However, if the Proposed Reclassifications are approved by Shareholders of the Proposal 2 Funds, a change to the investment objective of a Proposal 2 Fund would still need to be approved by the Board, which, through its Investment Committee, reviews and monitors the investment strategies and investment performance of the Funds, including the Proposal 2 Funds. Subsequent to the Proposed Reclassification, RIMCo would then be able to respond to changing market conditions and circumstances consistent with applicable laws, without the expense and delay associated with arranging for a Shareholder meeting to approve changes in a Proposal 2 Fund’s investment objective. The Joint Proxy Statement explains that Shareholders are only being asked to approve the reclassification of the Proposal 2 Funds’ respective investment objectives from “fundamental” to “non-fundamental” and are not being asked to approve changes to any Proposal 2 Fund’s investment objective.

Although the Proposed Reclassifications will provide RIMCo with greater flexibility to respond to future investment opportunities, RIMCo does not anticipate that the proposed changes will materially affect the manner in which the Proposal 2 Funds are currently managed. Accordingly, RIMCo has represented to the Board that it does not anticipate that the Proposed Reclassifications will result in a material change in the level of investment risk associated with investment in any Proposal 2 Fund. In the future, if the Board determines to change materially the manner in which any Proposal 2 Fund is managed, that Fund’s prospectus will be amended to reflect such change and the Fund would provide Shareholders with reasonable notice before the effective date of such change.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Joint Proxy Statement and cast your vote through the Internet or by telephone by following the instructions on your Notice Regarding the Availability of Proxy Materials and at www.proxyvote.com. If you have requested or received a proxy card by mail, you may vote by signing, voting and returning that proxy card in the envelope provided. We encourage all shareholders to participate in the governance of the Trusts.

Whom do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation. If you have questions, please call Broadridge Financial Solutions, Inc. at 1-855-976-3325.

How can I vote my shares?

Please refer to the instructions on how to vote found in your Notice Regarding the Availability of Proxy Materials and at www.proxyvote.com. Shareholders are encouraged to vote their shares through the Internet or by the telephone. Shareholders may also vote their shares by requesting a proxy card by mail and signing, voting and returning that proxy card in the envelope provided.

RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

RUSSELL EXCHANGE TRADED FUNDS TRUST

1301 Second Avenue, 18th Floor, Seattle, WA 98101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To all shareholders of Russell Investment Company, Russell Investment Funds and Russell Exchange Traded Funds Trust:

Russell Investment Company (“RIC”), Russell Investment Funds (“RIF”) and Russell Exchange Traded Funds Trust (“RET”) (each, a “Trust” and collectively, the “Trusts”) are holding a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trusts (each, a “Fund” and collectively, the “Funds”) on April 15, 2014. The Special Meeting will be held at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, at 10:00 a.m. Pacific Time.

RIC and RIF are each Massachusetts business trusts, each operating as a registered management investment company. RIC and RIF currently offer shares of 37 and 9 Funds, respectively. RET is a Delaware statutory trust, operating as a registered management investment company. RET currently offers shares of one (1) Fund, the Russell Equity ETF. Proposal 1 relates to all shareholders of the RIC, RIF and RET Funds. Proposal 2 relates only to shareholders of the following RIC Funds: Russell U.S. Defensive Equity, Russell Investment Grade Bond and Russell International Developed Markets Funds (for purposes of Proposal 2, each a “Proposal 2 Fund”).

The Special Meeting is being held for the purpose of (i) electing three (3) persons (each, a “Trustee Nominee”) to the Board of Trustees of each of RIC and RIF and one (1) person to the Board of Trustees of RET and (ii) reclassifying the investment objective of certain RIC Funds, the Proposal 2 Funds, from “fundamental” to “non-fundamental.” These matters are discussed in detail in the proxy statement enclosed with this notice.

The Trusts have fixed the close of business on February 5, 2014 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Each share of each Fund is entitled to one vote on each proposal applicable to such Fund and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting.

Regardless of whether you plan to attend the Special Meeting, we urge you to vote through the Internet at www.proxyvote.com or by telephone by following the instructions on the Notice Regarding the Availability of Proxy Materials you received in the mail and which instructions are also provided on that website, or, if you have requested or received a proxy card by mail, by signing, voting and returning your proxy card in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in your Notice Regarding the Availability of Proxy Materials and in the Joint Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card or have voted through the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trusts or by voting in person at the Special Meeting. It is very important that you vote your proxy promptly so that a quorum may be ensured and the costs of further solicitations avoided.

As always, we thank you for the trust you have placed in our firm.

By Order of the Trusts,

Sandra Cavanaugh
President and Chief Executive Officer
Russell Investment Company Russell Investment Funds Russell Exchange Traded Funds Trust

[February [    ], 2014]

[February [    ], 2014]

RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

RUSSELL EXCHANGE TRADED FUNDS TRUST

1301 Second Avenue, 18th Floor, Seattle, WA 98101

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 2014

The Funds’ Notice of a Special Meeting of Shareholders, Joint Proxy Statement and Form of Proxy Card are available on the Internet at www.proxyvote.com.

PLEASE RESPOND. YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. TO ASSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, AND TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE JOINT PROXY STATEMENT AND CAST YOUR VOTE THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS AND ON WWW.PROXYVOTE.COM, OR IF YOU HAVE REQUESTED OR RECEIVED A PROXY CARD BY MAIL, YOU MAY VOTE BY SIGNING, VOTING AND RETURNING THAT PROXY CARD IN THE ENVELOPE PROVIDED. PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. YOU MAY ALSO VOTE BY CALLING THE BROADRIDGE FINANCIAL SOLUTIONS, INC. REPRESENTATIVE AT 1-855-976-3325.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

RUSSELL INVESTMENT COMPANY

RUSSELL INVESTMENT FUNDS

RUSSELL EXCHANGE TRADED FUNDS TRUST

1301 Second Avenue, 18th Floor, Seattle, WA 98101

JOINT PROXY STATEMENT Dated [February [    ], 2014]

SPECIAL MEETING OF SHAREHOLDERS

To be Held on April 15, 2014

Introduction

Russell Investment Company (“RIC”), Russell Investment Funds (“RIF”) and Russell Exchange Traded Funds Trust (“RET”) (each, a “Trust” and collectively, the “Trusts”) have called a special meeting (the “Special Meeting”) of all shareholders of each of the separate series of the Trusts (each, a “Fund” and collectively, the “Funds”) in order to seek shareholder approval of proposals relating to (i) the election of members to the Trusts’ Boards of Trustees (collectively, the “Board”) and (ii) the reclassification of the investment objective of the following RIC Funds from “fundamental” to “non-fundamental”: the Russell U.S. Defensive Equity Fund, Russell Investment Grade Bond Fund and Russell International Developed Markets Fund (for purposes of Proposal 2, each a “Proposal 2 Fund”). The Special Meeting will be held at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, on April 15, 2014 at 10:00 a.m. Pacific Time. The Board has sent a Notice Regarding the Availability of Proxy Materials to you and all other shareholders of record who have a beneficial interest in the Funds as of the close of business on or about February 5, 2014. If you expect to attend the Special Meeting in person, please call the Trusts at 1-800-787-7354 (RIC and RIF Shareholders) or 1-888-775-3837 (RET Shareholders) to inform them of your intentions.

Items For Consideration

The Board is asking you to approve proposals relating to (i) the election of three (3) persons (each, a “Trustee Nominee”) to the Board of each of RIC and RIF and one (1) person to the Board of RET and (ii) the reclassification of the investment objective of certain RIC Funds, the Proposal 2 Funds, from “fundamental” to “non-fundamental.”

Who May Vote

All shareholders of the Funds who own shares as of the close of business on February 5, 2014 (the “Record Date”) are entitled to vote on the proposal(s) applicable to their Fund shares. Each share of each Fund will be entitled to one vote on each proposal applicable to such Fund at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. The following table sets forth the number of shares of beneficial interest outstanding and entitled to be voted of each class of each Fund as of [    ], 2014. [TO BE COMPLETED UPON AMENDMENT]

Fund Name	Number of shares
[ ]	[	]

Voting by Proxy

Shareholders may vote through the Internet voting, through telephone touch-tone voting, by signing and returning a proxy card, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on the Notice Regarding the Availability of Proxy Materials, which was mailed to

shareholders on or about [    ], 2014. These options require shareholders to input a control number, which is located on your Notice Regarding the Availability of Proxy Materials. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions. If you have requested or received a proxy card by mail, you may use the enclosed postage-paid envelope to mail your proxy card.

If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent, Broadridge Financial Solutions, Inc., at 1-855-976-3325. The Trusts urge you to fill out and return your proxy card or vote by telephone or the Internet, even if you plan to attend the Special Meeting. Doing so will not affect your right to attend the Special Meeting and vote.

The Trusts have named Mary Beth Rhoden Albaneze, Jessica Gates, Mark Swanson and Kari Seabrands as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it or, alternatively, by voting through the Internet or by the telephone by following the instructions on the Notice Regarding the Availability of Proxy Materials, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trusts in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal(s) as recommended by the Board.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this Joint Proxy Statement was printed, the Trusts were not aware of any other matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Joint Proxy Statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trusts in writing that you have revoked your proxy prior to the Special Meeting, by writing to the Secretary of the Funds at the following address: 1301 Second Avenue, 18th Floor, Seattle, WA 98101, or by attending the Special Meeting and voting in person. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Voting in Person

If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Recommendation

The proxy is solicited by the Board on behalf of the Trusts, all of whom recommend a vote “FOR ALL” the Trustee Nominees for RIC and RIF and “FOR” the Trustee Nominee for RET, as described in this Joint Proxy Statement, and “For” Proposal 2.

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for a Trust to hold a valid shareholder meeting. The Trusts cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. With respect to RIC and RIF, RIC’s Second Amended and Restated Master Trust Agreement, as amended, and RIF’s Amended and Restated Master Trust Agreement, as amended, each require that the presence, in person or by proxy, of a majority of the shares entitled to vote shall constitute a quorum, unless a larger number of shares is required pursuant to law. With respect to RET,

RET’s Amended and Restated Agreement and Declaration of Trust requires that the presence, in person or by proxy, of more than twenty-five percent (25%) of the total combined net asset value of all shares issued and outstanding and entitled to vote shall constitute a quorum, unless a larger number of shares is required pursuant to law. With respect to the proposal(s) affecting RIC and RIF, a majority of the shares entitled to vote on each such proposal as of the Record Date is required for a quorum for this Special Meeting. With respect to the proposal affecting RET, more than twenty-five percent (25%) of the total combined net asset value of all shares of RET entitled to vote as of the Record Date is required for a quorum.

With respect to Proposal 1, all Shareholders of the Funds as of the Record Date will be entitled to vote on Proposal 1. For purposes of Proposal 1, your vote will be counted together with the votes of Shareholders of other Funds in the same Trust.

With respect to Proposal 2, only Shareholders of the Proposal 2 Funds as of the Record Date will be entitled to vote on Proposal 2. For purposes of the Proposed Reclassifications in Proposal 2, your vote with respect to one Proposal 2 Fund in which you hold shares will be counted together with the votes of other Shareholders of such Proposal 2 Fund. A vote for a Proposed Reclassification with respect to one Proposal 2 Fund will not affect the approval of the Proposed Reclassification with respect to any other Proposal 2 Fund.

With respect to Proposal 1, each Trustee Nominee must receive a plurality of all outstanding shares of the Trust voting, and the Trustee Nominees receiving the most “FOR” votes will be elected (even if less than a majority of the votes cast), provided a quorum is present. Accordingly, with respect to RIC and RIF, each of Mses. Cavanaugh, Burgermeister and Krysty must be one of the three Trustee Nominees receiving the most “FOR” votes in order to be elected. With respect to RET, Ms. Krysty must be the Trustee Nominee receiving the most “FOR” votes in order to be elected. Because each Trustee Nominee is up for election for a distinct seat on the Board and because it is expected that each such election will be uncontested, to the extent that a Trustee Nominee receives any votes, such Trustee Nominee will be elected.

With respect to Proposal 2, the approval of the reclassification of the investment objective of each Proposal 2 Fund from “fundamental” to “non-fundamental” requires the approval of a majority of the outstanding voting securities of that Proposal 2 Fund. The vote of a majority of the outstanding voting securities of a Proposal 2 Fund means the vote of the lesser of (a) 67% or more of the voting securities of such Proposal 2 Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Proposal 2 Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Proposal 2 Fund. Shareholders of each Proposal 2 Fund will vote separately on Proposal 2. The investment objective applicable to each Proposal 2 Fund will be reclassified only if approved by the Shareholders of that Proposal 2 Fund.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you. Broker non-votes (i.e., the scenario where a broker-dealer holding shares of a fund on behalf of a beneficial owner does not receive voting instructions from such beneficial owner, and the broker-dealer subsequently declines to vote, or is not permitted to vote, those shares at the special meeting) and abstentions with respect to Proposal 1 count as “present” solely for purposes of establishing a quorum, but will not count as votes against each nominee. Broker non-votes and abstentions will have the effect of a vote against Proposal 2.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In addition, an adjournment is permitted if a quorum is present, but a majority has not been reached with respect to Proposal 2. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trusts without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

The Funds will bear all expenses incurred in connection with Proposal 1 and Proposal 2, including the cost of soliciting proxies and the cost associated with any adjournments, whether or not the proposals are approved by shareholders. The cost of the Special Meeting will be allocated to each Trust, and borne by the Funds organized under such Trust. Costs that are collectively borne by the Funds of each Trust will be allocated among the Funds of such Trust on the basis of relative net assets, except when direct costs can reasonably be attributed to one or more specific Funds.

Additional Information

The date of this Joint Proxy Statement is [February [    ], 2014].

Additional information about the Funds is available in their respective prospectuses, statements of additional information and annual and semi-annual reports to Shareholders. The Funds’ most recent annual and semi-annual reports have previously been mailed to Shareholders. Additional copies of any of these documents are available without charge by calling 1-800-787-7354 (RIC and RIF Shareholders) or 1-888-775-3837 (RET Shareholders), by writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or by visiting the Funds’ website at www.russell.com. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

DISCUSSION OF PROPOSALS

PROPOSAL 1: ELECTION OF TRUSTEES TO THE BOARD

Who are the Trustee Nominees?

Ms. Sandra Cavanaugh, Ms. Cheryl Burgermeister and Ms. Katherine Krysty are the Trustee Nominees. Each currently serves on the Board of each Trust, and each was elected as a Trustee by the Board until the Trustee Nominee sooner dies, retires, resigns or is removed, as provided for in the Trusts’ organizational documents pursuant to Article III, Section 3.1(c) of RIC’s Second Amended and Restated Master Trust Agreement, as amended, Article III, Section 3.1(c) of RIF’s Amended and Restated Master Trust Agreement, as amended, and Article IV, Section 1 of RET’s Amended and Restated Agreement and Declaration of Trust. Ms. Sandra Cavanaugh and Ms. Cheryl Burgermeister were also elected by shareholders of RET to serve on the RET Board at a shareholder meeting on October 26, 2012. It is now proposed that Ms. Cheryl Burgermeister and Ms. Sandra Cavanaugh, with respect to RIC and RIF, and Ms. Katherine Krysty, with respect to RIC, RIF and RET, be elected by shareholders to serve on the Board of the Trusts.

One of the Trustee Nominees, Ms. Sandra Cavanaugh, serves as the Trusts’ President and is considered to be an interested person of the Trusts, as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”). No Trustee Nominee is a party adverse to the Trusts or any of their affiliates in any material legal proceeding, nor does any Trustee Nominee have a materially adverse interest to the Trusts. The tables below set forth information concerning each Trustee Nominee.

Interested Trustee Nominee

Name:	Sandra Cavanaugh*
Date of Birth:	May 10, 1954
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	President and Chief Executive Officer, Trustee
Term of Office:	President and Chief Executive Officer of the Trusts until successor is chosen and qualified by Trustees; Trustee of the Trusts appointed until successor is duly elected and qualified
Length of Time Served:	Trustee of RIC and RIF Since 2010; Trustee of RET since 2012 President and Chief Executive Officer of RIC and RIF since 2010 President and Chief Executive Officer of RET since 2012
Number of Funds in the Fund Complex Overseen:	47
Principal Occupation(s) During the Past Five Years:	President and CEO RIC, RIF and RET; Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc. (“RFS”); Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”); Director, RIMCo; Chairman of the Board, President and CEO, Russell Insurance Agency, Inc. (“RIA”) (insurance agency); May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank; 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)
Other Directorships Held During the Past Five Years:	None

*	Ms. Cavanaugh is an “interested” Trustee, as that term is defined in the 1940 Act, because of her positions as President and Chief Executive Officer of the Trusts and as an officer and/or director of one or more affiliates of the Trusts.

Independent Trustee Nominees

The following trustee nominees are considered to be “disinterested” or “independent” persons of the Trusts, meaning that they have no direct affiliation with the Trusts, RIMCo, any sub-advisers, or any other service providers to the Trusts.

Name:	Cheryl Burgermeister
Date of Birth:	June 26, 1951
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	Trustee
Term of Office:	Until successor is duly elected and qualified
Length of Time Served:	Trustee of RIC, RIF and RET Since 2012
Number of Funds in the Fund Complex Overseen:	47
Principal Occupation(s) During the Past Five Years:	Retired Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)
Other Directorships Held During the Past Five Years:	Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) Trustee, ALPS Series Trust (investment company)

Name:	Katherine W. Krysty
Date of Birth:	December 3, 1951
Address:	1301 Second Avenue, 18th Floor, Seattle, WA 98101
Position(s) Held with the Trust:	Trustee
Term of Office:	Until successor is duly elected and qualified
Length of Time Served:	Trustee of RIC, RIF and RET Since 2014
Number of Funds in the Fund Complex to be Overseen:	47
Principal Occupation(s) During the Past Five Years:

Retired

Until February 2013, President Emerita, Laird Norton Wealth Management (investment company)

April 2003 to December 2010, Chief Executive Officer of Laird Norton Wealth Management (investment company)

Other Directorships Held During the Past Five Years:	None.

Additional Information about the Trustee Nominees

The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustee Nominees and the Board, collectively, lead to the conclusion that the Trustee Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with RIMCo, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered not only the contributions that each Trustee Nominee can make to the Board and the Trust based upon their particular background, business and professional experience, education and skills, among other things, but also whether such background, business and professional experience, education and skills enhance the Board’s diversity. The Board’s Nominating Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

As described in the table above, the Independent Trustee Nominees possess the experience and skills to provide them a basis of acquiring knowledge of the business and operation of the Funds and the Trusts. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee nominee: Ms. Burgermeister has had experience as a member of the Board of Trustees of RIC, RIF and RET and as a certified public accountant and as a member of boards of directors/trustees of other investment companies; and Ms. Krysty also has experience as a member of the Board of Trustees of RIC, RIF and RET and has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as experience as a certified public accountant and a member of the boards of other corporations and non-profit organizations. Ms. Cavanaugh has had experience with RIC, RIF and RET and other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the Funds, RIMCo and various affiliates of RIMCo providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Why are Trustee Nominees Being Elected at the Present Time?

Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a board of trustees may fill a board seat vacancy between meetings and without shareholder approval only if immediately after such vacancy is filled, at least two-thirds of the trustees then holding office were previously elected by shareholders. However, if, at any time, less than a majority of trustees have been elected by holders of the outstanding voting securities, the board of trustees would not be permitted to fill a board seat vacancy and would be required to call a special meeting within sixty (60) days for the purpose of electing trustees to fill any existing vacancies.

Following the (i) retirement of two shareholder-elected Trustees, effective December 31, 2013 and (ii) addition of a non-shareholder-elected Trustee effective, January 1, 2014, the RIC and RIF Boards are no longer composed of two-thirds shareholder-elected Trustees. Furthermore, because shareholder-elected Trustees would no longer constitute the majority of Trustees on the RIC and RIF Boards upon the resignation or removal of any existing Trustee in the future, each Trust would be required to hold a special meeting of the shareholders to elect a new Trustee. Such meeting would likely entail additional costs, including the costs of holding a special meeting and complying with the legal and regulatory costs associated with a shareholder vote. Accordingly, the Board recommends that Shareholders vote to provide the Board with the flexibility to fill a future vacancy without holding such a special meeting. If Proposal 1 is adopted, the Board of each Trust would be composed of greater than two-thirds shareholder-elected Trustees and, therefore, no Trust would be required to hold a special shareholder meeting to elect new Trustees.

Proposal 1 will not affect the status of those Trustees previously elected by RIC, RIF and RET Shareholders. Each of these Trustees will continue to hold office during the lifetime of the Trusts except as such Trustee sooner dies, retires, resigns or is removed, as provided for in the Trusts’ organizational documents. If any Trustee Nominee does not receive a plurality of all outstanding shares of the Trust voting, such Trustee Nominee will remain on the Board of such Trust as a non-shareholder elected Trustee. RIC and RIF also have one Trustee Emeritus. The Trustee Emeritus does not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally is not responsible or accountable in any way for the performance of the Board’s responsibilities.

How Long Do Trustees Serve on the Board?

With respect to RIC and RIF, each Trustee shall serve during the continued lifetime of the Trust until he or she retires (or upon reaching the mandatory retirement age of 72), dies, resigns, or is removed by, in substance, a vote of two-thirds of the number of Trustees or of the Trust’s shares outstanding. With respect to RET, each Trustee shall serve during the continued lifetime of the Trust until he or she retires (or upon reaching the mandatory retirement age of 72), dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. With respect to all Trusts, any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with a Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal. Any Trustee may also be removed at any meeting of Shareholders by a vote of two thirds of the total combined net asset value of all shares of the applicable Trust issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders of a Trust owning 10% or more of the shares of the Trust in the aggregate.

What are the Board’s Responsibilities?

The Board is responsible under applicable state law for generally overseeing management of the business and affairs of the Trusts and does not manage operations on a day-to-day basis. The officers of each Trust, all of whom are employed by and are officers of RIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds’ operations. The Board carries out its general oversight responsibilities in respect of the Funds’ operations by, among other things, meeting with the Trusts’ management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of the Trusts’ management, monitoring or evaluating the performance of the Funds’ service providers, including RIMCo, the Funds’ custodian and the Funds’ respective transfer agents. As part of this oversight process, the Board consults not only with management and RIMCo, but with the Trusts’ independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds. The Board is required under the 1940 Act to review and approve the Funds’ contracts with RIMCo and the money managers.

What are the Board’s Standing Committees?

Each Board has a standing Audit Committee that is composed of Mr. Jack R. Thompson and Mses. Kristianne Blake and Cheryl Burgermeister. Each Audit Committee operates under a formal written charter approved by its respective Board, which sets forth the Audit Committees’ current responsibilities. A copy of each charter is not available on the Trusts’ respective websites, but can be found attached to this Joint Proxy Statement under Exhibit A. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds’ financial statements, (b) the Trusts’ compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the Trusts’ independent registered public accounting firm; (2) to oversee the preparation of an Audit Committee report as required by the SEC to be included in each Trust’s Form N-CSR or any proxy statement, as applicable; (3) to oversee the Trusts’ accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between the Trusts’ independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of the Trusts’ independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves (i) all audit and non-audit services to be rendered by the independent registered public accounting firm for the Trusts, (ii) all audit services provided to RIMCo, or any affiliate thereof that provides ongoing services to the Trusts, relating to the operations and financial reporting of the Trusts, and (iii) all non-audit services relating to the operations and financial reporting of the Trusts, provided to RIMCo, or any affiliate thereof that provides ongoing services to the Trusts, by any auditors with an ongoing relationship with the Trusts. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit.

Each Board has a standing Nominating and Governance Committee that is composed of Messrs. Thaddas L. Alston and Raymond P. Tennison, Jr. and Ms. Kristianne Blake, all of whom are independent. Each Nominating and Governance Committee operates under a formal written charter approved by its respective Board, which sets forth the Nominating and Governance Committees’ current responsibilities. A copy of each charter is not available on the Trusts’ respective websites, but can be found attached to this Joint Proxy Statement under Exhibit C. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Trusts for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board;

whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds.

Each Board also has a standing Investment Committee that is composed of Messrs. Thaddas L. Alston, Daniel P. Connealy and Raymond P. Tennison, Jr. and Mses. Katherine W. Krysty and Sandra Cavanaugh. Each Investment Committee operates under a written charter approved by its respective Board. The principal responsibilities of the Investment Committee are to: (1) regularly review and monitor the investment strategies and investment performance of the Funds; (2) review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) meet with any officer of the Trusts, or officer or other representative of RIMCo, any subadviser to a fund or other service provider to the Trusts.

How Does the Board of Trustees Oversee Risk?

The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds’ management (including the Funds’ portfolio managers), the Funds’ Chief Compliance Officer (“CCO”), who reports directly to the Board, and RIMCo (including RIMCo’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds’ multi-manager structure, RIMCo is responsible for oversight, including risk management oversight, of the services provided by the Funds’ money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and RIMCo regarding the Funds’ investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds’ senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and other representatives of the Fund’s senior management which include information regarding risk issues and receives an annual report from the CRO. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds’ independent public accounting firm to review, among other things, reports on the Funds’ internal controls for financial reporting. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, RIMCo, RIMCo’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure.

The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds’ share classes, the Funds’ distribution arrangements and the Funds’ manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.

How Often Does the Board Meet?

The Board typically meets at least five times a year to review the operations of the Trusts and the Funds. During each Trust’s last fiscal year, the Board met [7] times. Generally, all meetings are held in person. The Audit Committee generally meets quarterly. During RIC’s last fiscal year, the Audit, Nominating and Governance and Investment Committees each met [4] times. During RIF’s last fiscal year, the Audit and Investment Committees each met 4 times and the Nominating and Governance Committee met [5] times. During RET’s last fiscal year, the Audit, Nominating and Governance and Investment Committees each met [4] times.

Are the Trustees and Officers of the Trusts Paid for Their Services to the Trusts?

Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. The Trusts’ officers and employees are paid by RIMCo or its affiliates.

The following table sets forth the compensation that was paid to each Trustee by the Trusts for the calendar year ending December 31, 2013. [TO BE COMPLETED UPON AMENDMENT]

Name of Trustee	Aggregate Compensation From RIC		Aggregate Compensation From RIF		Aggregate Compensation from RET		Pension or Retirement Benefits Accrued as Part of Trust’s Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation from Fund Complex
Interested Trustees
Sandra Cavanaugh	[	]	[	]	[	]	[	]	[	]	[	]
Daniel P. Connealy	[	]	[	]	[	]	[	]	[	]	[	]
Independent Trustees
Thaddas L. Alston	[	]	[	]	[	]	[	]	[	]	[	]
Kristianne Blake	[	]	[	]	[	]	[	]	[	]	[	]
Cheryl Burgermeister	[	]	[	]	[	]	[	]	[	]	[	]
Katherine W. Krysty(1)	[	]	[	]	[	]	[	]	[	]	[	]
Raymond P. Tennison, Jr.	[	]	[	]	[	]	[	]	[	]	[	]
Jack R. Thompson	[	]	[	]	[	]	[	]	[	]	[	]
Trustee Emeritus
George F. Russell, Jr.	[	]	[	]	[	]	[	]	[	]	[	]

(1)	Ms. Krysty was elected to the Board of Trustees effective January 1, 2014.

Do the Trustee Nominees Own Fund Shares?

As of December 31, 2013, the Trustee Nominees owned the following with respect to all funds in the Russell family of investment companies: [TO BE COMPLETED UPON AMENDMENT]

Trustee Nominee	Dollar Range of Equity Securities owned in each Fund		Aggregate Dollar Range of Equity Securities To Be Overseen by Nominee in Family of Investment Companies
Sandra Cavanaugh	[	]	[	]
Cheryl Burgermeister	[	]	[	]
Katherine W. Krysty	[	]	[	]

How Should I Vote on the Proposal?

The Trusts’ Board of Trustees unanimously recommends that you vote “FOR ALL” of the Trustee Nominees for RIC and RIF and “FOR” the Trustee Nominee for RET.

PROPOSAL 2: APPROVAL OF RECLASSIFICATION OF THE INVESTMENT OBJECTIVES OF

CERTAIN FUNDS FROM “FUNDAMENTAL” TO “NON-FUNDAMENTAL”

For purposes of Proposal 2, references to the words “Fund” or “Funds” apply only to the following RIC Funds:

Russell U.S. Defensive Equity Fund, Russell Investment Grade Bond Fund and Russell International Developed

Markets Fund.

Information About the Proposed Reclassifications

As described in the following proposal, the Board also recommends that the shareholders of the Funds approve the reclassification of the investment objective of each of the Funds from “fundamental” to “non-fundamental.” A fund is required under the Investment Company Act of 1940 (the “1940 Act”) to disclose its investment objective in its registration statement. The investment objective is the overall goal of a fund, and determines the fund’s overall principal investment strategies, including particular types of securities in which the fund principally invests or will invest. The 1940 Act does not require shareholder approval to change a fund’s investment objective, unless the fund has designated the investment objective as an investment policy that may be changed only with shareholder approval. The investment objective for each Fund is a “fundamental” investment policy, meaning that it may not be changed without Shareholder approval. Because the Funds’ investment objectives are not required to be fundamental, RIMCo has proposed to the Board that the investment objective for each Fund be reclassified from “fundamental” to “non-fundamental.”

If the Shareholders of a Fund approve the Proposed Reclassification, the Board thereafter would be permitted to change the investment objective for such Fund, if the Board deems the change to be in the best interests of Shareholders. However, if these Funds’ investment objectives remain fundamental and the Board determined that it was in the best interests of Shareholders to change an investment objective, each such Fund would be required to hold a Shareholder meeting at which such change would be voted upon, and to prepare and send a proxy statement to Shareholders seeking their instructions as to how to vote shares at such meeting. Obtaining Shareholder approval to change the Funds’ investment objectives is likely to involve significant delays and costs. The Proposed Reclassifications would provide additional flexibility to conduct the investment program of each Fund in response to changing market conditions and circumstances consistent with applicable laws. RIMCo believes that the Proposed Reclassifications will assist the Funds to avoid the expense and delay associated with arranging for such a Shareholder meeting when the desire or need arises in the future. If approved, the Proposed Reclassifications would continue to satisfy current regulatory requirements.

As the Board, through its Investment Committee, reviews and monitors the investment strategies and investment performance of all RIC, RIF and RET Funds, including the Proposal 2 Funds, the Trustees would be in a position to change the investment objective of any such Fund in circumstances when a change, in the Board’s judgment, would be in the best interests of the Fund’s shareholders. The Board may determine to change the investment objective of a Fund if, for instance, based on developments in the securities markets, the Board believes that a modified investment objective would better serve Shareholders’ interests. Such a determination could result from changes in the securities markets generally or from changes with respect to a Fund specifically. If the Board did decide to make such a change in any non-fundamental investment objective, the Fund would provide Shareholders with reasonable notice before the effective date of such change. If Proposal 2 is approved, the current investment objectives of the Funds would not change. It is expected that each Fund will continue to be managed in accordance with its current prospectus and statement of additional information (other than the reclassification of each Fund’s investment objective from fundamental to non-fundamental), as well as any policies or guidelines that may have been established by the Board or RIMCo. Accordingly, RIMCo does not anticipate that the changes will result in a material change in the level of investment risk associated with investment in any Fund or the manner in which any Fund is managed at the present time.

If Shareholders do not approve a Proposed Reclassification with respect to one or more Proposal 2 Funds, each such Proposal 2 Fund’s investment objective would remain “fundamental.” Accordingly, if, at a future date, the Board determined that it was in the best interests of Shareholders to change such Proposal 2 Fund’s investment objective, the Proposal 2 Fund would be required to (i) hold a Shareholder meeting at which such change would be voted upon, and (ii) prepare and send a proxy statement to Shareholders seeking their instructions as to how to vote shares at such meeting. Obtaining Shareholder approval to change a Proposal 2 Fund’s investment objective is likely to involve significant delays and costs.

What are the Effects of Reclassifying Each Investment Objective?

The table below summarizes the effects of reclassifying each investment objective from fundamental to non-fundamental:

	Fundamental Investment Objective (Current Approach)	Non-Fundamental Investment Objective (Proposed Approach)
Who must approve changes in a fundamental investment objective?	Board and Shareholders	Board

How quickly can a change to the investment objective be made?	Relatively slowly, since a vote of Shareholders is required.	Relatively quickly, because the change can be accomplished by action of the Board alone; provided that Shareholders are provided reasonable notice that their Fund’s objective is being changed.

What is the relative cost to change an investment objective?	Costly to change because a Shareholder vote requires holding a meeting of Shareholders with additional SEC filing requirements and proxy solicitation efforts.	Less costly to change because a change can be accomplished by action of the Board without Shareholder approval.

Shareholders of each Fund are not being asked to approve a change of the Fund’s investment objective. Accordingly, the investment objective of each Fund currently in effect would not change at the Special Meeting if Shareholders vote to approve Proposal 2 with respect to any or all Funds.

The Funds’ Current Fundamental Investment Objectives

The current fundamental investment objective for each Fund is as follows:

Fund Name	Current Investment Objective
Russell U.S. Defensive Equity Fund	The Fund seeks to provide long term capital growth.

Russell Investment Grade Bond Fund	The Fund seeks to provide current income and the preservation of capital.

Russell International Developed Markets Fund	The Fund seeks to provide long term capital growth.

How Should I Vote on the Proposal?

The Board unanimously recommends that you vote “FOR” the adoption of the Proposed Reclassifications.

OTHER INFORMATION

Current Trustees of the Trusts

Unless otherwise noted, the principal business address of each Trustee and executive officer of the Trust is 1301 Second Avenue, 18th Floor, Seattle, Washington 98101.

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships held by Trustee
Interested Trustees
Sandra Cavanaugh# Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	President and Chief Executive Officer of (RIC and RIF since 2010) (RET since 2012) Trustee (RIC and RIF since 2010) (RET since 2012)	Until successor is chosen and qualified by Trustees Appointed until successor is duly elected and qualified	President and CEO, RIC, RIF and RET; Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc. (“RFS”); Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”); Director, RIMCo; Chairman of the Board, President and CEO, Russell Insurance Agency, Inc. (“RIA”) (insurance agency); May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank; 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)	47	None

Daniel P. Connealy## Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee (RIC and RIF since 2003) (RET since 2012)	Appointed until successor is duly elected and qualified	June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company)	47	None

*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the RIC Funds and is therefore classified as an Interested Trustee.

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships held by Trustee
Independent Trustees
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee (RIC and RIF since 2006)(RET since 2012) Chairman of the Investment Committee (RIC and RIF since 2010)(RET since 2012)	Appointed until successor is chosen and qualified by Trustees Appointed until successor is duly elected and qualified	Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee (RIC and RIF since 2000)(RET since 2012) Chairman (RIC and RIF since 2005)(RET since 2012)	Appointed until successor is duly elected and qualified Annual	Director and Chairman of the Audit Committee, Avista Corp. (electric utilities); Regent, University of Washington; President, Kristianne Gates Blake, P.S. (accounting services); Until December 31, 2013, Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company)	47	Director, Avista Corp (electric utilities); Until December 31, 2013, Trustee, Principal Investor Funds (investment company); Until December 31, 2013, Trustee, Principal Variable Contracts Funds (investment company)

Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2012	Appointed until successor is duly elected and qualified	Retired; Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company); Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	47	Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company); Trustee, ALPS Series Trust (investment company)

Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2014	Appointed until successor is duly elected and qualified	Retired; January 2011 through February 2013, President Emerita of Laird Norton Wealth Management (investment company); April 2003 through December 2010, Chief Executive Officer of Laird Norton Wealth Management (investment company)	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee (RIC and RIF since 2010)(RET since 2012) Chairman of Nominating and Governance Committee (RIC and RIF since 2010)(RET since 2012)	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	Vice Chairman of the Board, Simpson Investment Company (paper and forest products); Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee (RIC and RIF since 2005)(RET since 2012) Chairman of Audit Committee since 2012	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company); September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company)	47	Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company); Director, Sparx Asia Funds until 2009 (investment company)

*	Each Trustee is subject to mandatory retirement at age 72.

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships held by Trustee
Trustee Emeritus
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus (RIC and RIF since 1999)	Until resignation or removal	Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo; Chairman Emeritus, RIC and RIF, Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)), Russell 20-20 Association (non-profit corporation), and Russell Trust Company (non-depository trust company (“RTC”)); Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Officers of the Trust

Name, Address, and Date of Birth	Position(s) Held with the Fund	Term of Office	Principal Occupation(s) During Past 5 Years
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer (RIC and RIF since 2005)(RET since 2011)	Until removed by Independent Trustees	Chief Compliance Officer, RIC, RIF and RET; Chief Compliance Officer, RFSC 2005 – Present; Chief Compliance Officer, RIMCo, 2005 – 2011; Chief Compliance Officer, U.S. One Inc.

Sandra Cavanaugh Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer (RIC and RIF since 2010)(RET since 2012)	Until successor is chosen and qualified by Trustees	CEO, U.S. Private Client Services, Russell Investments; President and CEO, RIC, RIF and RET; Chairman of the Board, Co-President and CEO, RFS; Chairman of the Board, President and CEO, RFSC; Director, RIMCo; Chairman of the Board, President and CEO, RIA; May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank; 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer (RIC and RIF since 1998)(RET since 2011)	Until successor is chosen and qualified by Trustees

Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET; Director, RIMCo, RFSC, RTC and RFS; Global Head of Fund Services, Russell Investments;

October 2011 to December 2013, Head of North America Operations, Russell Investments; May 2009 to October 2011, Global Head of Fund Operations, Russell Investments; 1999 to May 2009, Director, Fund Administration

Jeffrey T. Hussey Born May 2, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2013	Until removed by Trustees	Global Chief Investment Officer, Russell Investments; Chief Investment Officer, RIC, RIF and RET; Chairman of the Board, President and CEO, RIMCo; 2008 to 2013 Chief Investment Officer, Fixed Income, Russell Investments

Mary Beth Rhoden Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary (RIC and RIF since 2010)(RET since 2011)	Until successor is chosen and qualified by Trustees	Associate General Counsel, Russell Investments; Secretary, RIMCo, RFSC and RFS; Secretary and Chief Legal Officer, RIC, RIF and RET; Assistant Secretary, RFS, RIA and U.S. One Inc.; 1999 to 2010 Assistant Secretary, RIC and RIF

Service Providers

Most of the Trusts’ necessary day-to-day operations are performed by separate business organizations under contract to the Trusts. The principal service providers are:

Investment Advisory Services

• Investment Adviser (RIC & RIF) • Investment Manager (RET)	Russell Investment Management Company (“RIMCo”)

Administrator	Russell Fund Services Company (“RFSC”)

Transfer and Dividend Disbursing Agent (RIC & RIF)	RFSC

Transfer and Dividend Disbursing Agent (RET)	State Street Bank and Trust Company (“State Street”)

Custodian and Portfolio Accountant	State Street

Distributor (RIC & RIF)	Russell Financial Services, Inc.

Distributor (RET)	ALPS Distributors, Inc.

Investment Management Services. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for the Funds.

The Funds each pay an advisory fee (with respect to RIC and RIF) and a management fee (with respect to RET) directly to RIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each Fund (the “Management Fee”). (See the Prospectus for the Funds’ annual management percentage rates).

RIMCo is a wholly-owned subsidiary of Frank Russell Company (“FRC”), a subsidiary of Northwestern Mutual. RIMCo’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

With respect to the RIC and RIF Funds, pursuant to separate Advisory Agreements with each of RIC and RIF, RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund. Except for the Russell Strategic Call Overwriting Fund, RIMCo selects, subject to the approval of the Board, money managers for the Funds, allocates most Fund assets among those multiple money managers, oversees them and evaluates their performance results. These Funds’ money managers select the individual portfolio securities for the assets assigned to them. Money managers are unaffiliated with RIMCo. RIMCo manages the portion of each Fund’s assets that RIMCo determines not to allocate to the money managers. Assets not allocated to money managers include a Fund’s liquidity reserves and assets which may be managed directly by RIMCo to modify the Fund’s overall portfolio characteristics to seek to achieve the desired risk/return profile for the Fund. RIMCo may also manage portions of a Fund during transitions between money managers.

With respect to RET, pursuant to a Supervision and Management Agreement, RIMCo oversees the operation of the Fund, arranges for the distribution, transfer agency, administration, custody and all other services necessary for the Fund to operate, and exercises day-to-day oversight over the Fund’s service providers. These services are paid for from the Management Fee RIMCo receives from the Fund. Pursuant to the Supervision and Management Agreement and subject to the general supervision of the RET Board, RIMCo provides or causes to be furnished all supervisory, management and other services reasonably necessary for the operation of the Fund, including audit, portfolio accounting, legal, transfer agency, printing costs and certain distribution services under which is essentially an all-in fee structure.

The RET Fund bears other expenses which are not covered under the Management Fee that may vary and will affect the total level of expenses paid by the Fund, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, and costs of borrowing money, including interest expenses and extraordinary expenses (such as litigation and indemnification expenses).

On October 17, 2013, Fred McClure filed a derivative lawsuit against RIMCo on behalf of ten funds: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section 36(b) of the 1940 Act for the alleged payment of excessive investment management fees to RIMCo. Although this action was purportedly filed on behalf of these ten Funds, none of these ten Funds are themselves a party to the suit. The plaintiffs seek recovery of the amount of compensation or payments received from these ten Funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid. RIMCo intends to vigorously defend the action.

Administrator. RFSC, with the assistance of RIMCo and FRC, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds’ business and to supervise the provision of services by certain third parties such as the custodian.

Transfer Agent. RFSC serves as transfer and dividend disbursing agent for RIC and RIF. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to RIC and RIF. RFSC retains a portion of this fee for its services provided to RIC and RIF and pays the balance to unaffiliated agents who assist in providing these services. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

With respect to RET, State Street serves as the transfer and dividend disbursing agent. As transfer and dividend disbursing agent, State Street is responsible for among other matters, receiving and processing orders for the purchase and redemptions of Creation Units. The principal business address for State Street Bank and Trust Company is: 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

Custodian and Portfolio Accountant. State Street serves as the custodian for the Trusts. As custodian, State Street is responsible for the safekeeping of the Funds’ assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for the Funds for regulatory and financial reporting purposes. With respect to RIC and RIF, the mailing address for State Street Bank and Trust Company is 1200 Crown Colony Drive, Crown Colony Office Park, CC1-5th Floor North, Quincy, MA 02169. With respect to RET, the mailing address for State Street Bank and Trust Company is 2 Avenue de Lafayette, LCC 2S, Boston, Massachusetts 02111.

Distributor. With respect to RIC and RIF, Russell Financial Services, Inc. (“RFS”) is the principal underwriter and Distributor of shares. Its principal address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. With respect to RET, ALPS Distributors, Inc. (“ALPS”) is the principal underwriter and Distributor of shares. Its principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. RFS (with respect to RIC and RIF) and ALPS (with respect to RET) have each entered into a distribution agreement (each, a “Distribution Agreement” and collectively, the “Distribution Agreements”) with the Trusts pursuant to which RFS or ALPS distributes shares of the respective RIC, RIF or RET Funds. The Distribution Agreements will continue for two years from their effective date and are renewable annually thereafter. The Distribution Agreements provide that they may be terminated at any time, without the payment of any penalty as to the Funds: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to either RFS or ALPS, as applicable. RFS or ALPS may terminate their respective Distribution Agreement upon 60 days’ notice, and each Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of each Trust. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101.

Effective March 31, 2012, the RET fiscal year was changed from December 31 to March 31. Amounts billed for services rendered with respect to the fiscal year ended March 31, 2012 related to certain other RET Funds in operation at that time but which have been subsequently liquidated.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

Russell Investment Company

2012	$1,960,142
2013	$2,040,872

Russell Investment Funds

2012	$400,000
2013	$386,456

Russell Exchange Traded Funds Trust

2012	$405,500
2013	$146,077

Audit Fees.

Russell Investment Company

The aggregate audit fees billed for professional services rendered by PwC for the audit of RIC’s annual financial statements and services normally provided by PwC in connection with the statutory and regulatory filings or engagements for the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

2012:	$1,164,246
2013:	$1,278,172

Russell Investment Funds

The aggregate audit fees billed for professional services rendered by PwC for the audit of RIF’s annual financial statements and services normally provided by PwC in connection with the statutory and regulatory filings or engagements for the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

2012:	$240,000
2013:	$226,456

Russell Exchange Traded Funds Trust

The aggregate audit fees billed for professional services rendered by PwC for the audit of the Trust’s annual financial statements and services normally provided by PwC in connection with the statutory and regulatory filings or engagements for the fiscal years ended March 31, 2013 and March 31, 2012 were as follows:

2012:	$263,100
2013:	$17,100

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

Russell Investment Company

	Fees	Nature of Services
2012	$437,500	Tax Services Related to the Trust’s Audit
2013	$422,400	Tax Services Related to the Trust’s Audit

Russell Investment Funds

	Fees	Nature of Services
2012	$86,500	Tax Services Related to the Trust’s Audit
2013	$86,500	Tax Services Related to the Trust’s Audit

Russell Exchange Traded Funds Trust

	Fees	Nature of Services
2012	$0	Tax Services Related to the Trust’s Audit
2013	$0	Tax Services Related to the Trust’s Audit

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

Russell Investment Company

2012:	$358,396
2013:	$340,300

Russell Investment Funds

2012:	$73,500
2013:	$73,500

Russell Exchange Traded Funds Trust

2012:	$142,400
2013:	$128,977

All Other Fees. PwC did not bill the Trusts for other products and services, other than the services reported above, for the Trusts’ two most recently completed fiscal years.

Aggregate Non-Audit Fees. There were no non-audit fees billed by PwC for the last two fiscal years.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted pre-approval policies and procedures for certain services provided by PwC. These policies and procedures are attached to this Joint Proxy Statement as Exhibit B.

Principal Holders and Ownership by Officers and Trustees

Security Ownership of Officers and Trustees. The officers and Trustees, as a group, own beneficially less than 1% of the shares of the Funds.

Beneficial Share Ownership. Although the Trusts do not have information concerning the beneficial ownership of shares held in the names of DTC Participants (defined below under “Book Entry Only System”), as of [    ], 2014, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of the Funds are set forth in the table below. [TO BE COMPLETED UPON AMENDMENT]

Name and Address	%
[ ]	[	]

Other Matters to Come before the Special Meeting

The Trusts are not aware of any matters that will be presented for action at the meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trusts.

Householding

As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the reports and proxy statements the Trusts send. If you would like to receive an additional copy, please contact the Trusts’ proxy solicitation agent, Broadridge Financial Solutions, Inc., at 1-855-976-3325. The Trusts will then promptly deliver a separate copy of the Joint Proxy Statement to any shareholder residing at an address to which only one copy was previously mailed. Shareholders wishing to receive separate copies of the Trusts’ reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Shareholder Communications with the Board of Trustees

If a Shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trusts at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 who will forward such communication to the Trustees.

SHAREHOLDER PROPOSALS

RIC and RIF, as Massachusetts business trusts, and RET, as a Delaware Statutory Trust, are not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trusts do not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trusts at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trusts must be received by the Trusts in writing within a reasonable amount of time before the Trusts solicit proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the Shareholders be held for the purpose of considering matters requiring Shareholder approval.

Massachusetts State Law Considerations

Massachusetts law requires that shareholders of a Massachusetts business trust, such as RIC and RIF, may, under certain circumstances, be held personally liable as partners for such a trust’s obligations. However, RIC’s Second Amended and Restated Master Trust Agreement, as amended, and RIF’s Amended and Restated Master Trust Agreement, as amended, (collectively, the “Master Trust Agreements”) each contain an express disclaimer of Shareholder liability for acts or obligations of such Trust and provide for indemnification and reimbursement of expenses out of each Trust’s respective property for any Shareholder held personally liable for the obligations of the Trust. The Master Trust Agreements also provide that each Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of such Trust, the Shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk that a Shareholder would incur financial loss on account of Shareholder liability also is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

VOTING INFORMATION

Requirement of a Quorum and Vote Needed

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for a Trust to hold a valid shareholder meeting. The Trusts cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. With respect to RIC and RIF, RIC’s Second Amended and Restated Master Trust Agreement, as amended, and RIF’s Amended and Restated Master Trust Agreement, as amended, each require that the presence, in person or by proxy, of a majority of the shares entitled to vote shall constitute a quorum, unless a larger number of shares is required pursuant to law. With respect to RET, RET’s Amended and Restated Agreement and Declaration of Trust requires that the presence, in person or by proxy, of more than twenty-five percent (25%) of the total combined net asset value of all shares issued and outstanding and entitled to vote shall constitute a quorum, unless a larger number of shares is required pursuant to law. With respect to the proposal(s) affecting RIC and RIF, a majority of the shares entitled to vote on each such proposal as of the Record Date is required for a quorum for this Special Meeting. With respect to the proposal affecting RET, more than twenty-five percent (25%) of the total combined net asset value of all shares of RET entitled to vote as of the Record Date is required for a quorum.

For purposes of Proposal 1, your vote will be counted together with the votes of Shareholders of other Funds in the same Trust. For purposes of the Proposed Reclassifications in Proposal 2, your vote with respect to one Proposal 2 Fund in which you hold shares will be counted together with the votes of other Shareholders of such Proposal 2 Fund. A vote for a Proposed Reclassification with respect to one Proposal 2 Fund will not affect the approval of the Proposed Reclassification with respect to any other Proposal 2 Fund.

With respect to Proposal 1, each Trustee Nominee must receive a plurality of all outstanding shares of the Trust voting, and the Trustee Nominees receiving the most “FOR” votes will be elected (even if less than a majority of the votes cast), provided a quorum is present. Accordingly, with respect to RIC an RIF, each of Mses. Cavanaugh, Burgermeister and Krysty, must be one of the three Trustee Nominees receiving the most “FOR” votes in order to be elected. With respect to RET, Ms. Krysty must be the Trustee Nominee receiving the most “FOR” votes in order to be elected. Because each Trustee Nominee is up for election for a distinct seat on the Board and because it is expected that each such election will be uncontested, to the extent that a Trustee Nominee receives any votes, such Trustee Nominee will be elected.

With respect to Proposal 2, the approval of the reclassification of the investment objective of each Proposal 2 Fund from “fundamental” to “non-fundamental” requires the approval of a majority of the outstanding voting securities of that Proposal 2 Fund. The vote of a majority of the outstanding voting securities of a Proposal 2 Fund means the vote of the lesser of (a) 67% or more of the voting securities of such Proposal 2 Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Proposal 2 Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Proposal 2 Fund. Shareholders of each Proposal 2 Fund will vote separately on Proposal 2. The investment objective applicable to each Proposal 2 Fund will be reclassified only if approved by the Shareholders of that Proposal 2 Fund.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of the Trustee Nominees even if it has not received voting instructions from you. Broker non-votes (i.e., the scenario where a broker-dealer holding shares of a fund on behalf of a beneficial owner does not receive voting instructions from such beneficial owner, and the broker-dealer subsequently declines to vote, or is not permitted to vote, those shares at the special meeting) and abstentions with respect to Proposal 1 count as “present” solely for purposes of establishing a quorum, but will not count as votes against each nominee. Broker non-votes and abstentions will have the effect of a vote against Proposal 2.

Solicitation of Proxies

Proxies will be solicited primarily by mailing the Notice Regarding the Availability of Proxy Materials, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds, employees or agents of RIMCo, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Special Meeting approaches. The Funds have retained a proxy solicitor, Broadridge Financial Solutions, Inc., to assist in forwarding and soliciting proxies. Pursuant to this arrangement, Broadridge Financial Solutions, Inc. has agreed to contact banks, brokers and proxy intermediaries to secure votes on the Proposals described in the Joint Proxy Statement. Should Shareholders require additional information regarding the proxy, they may call Broadridge Financial Solutions, Inc. toll-free at 1-855-976-3325.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In addition, an adjournment is permitted if a quorum is present, but a majority has not been reached with respect to Proposal 2. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trusts without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

The Funds will bear all expenses incurred in connection with Proposal 1 and Proposal 2, including the cost of soliciting proxies and the cost associated with any adjournments, whether or not the proposals are approved by shareholders. The cost of the Special Meeting will be allocated to each Trust, and borne by the Funds organized under such Trust. Costs that are collectively borne by the Funds of each Trust will be allocated among the Funds of such Trust on the basis of relative net assets, except when direct costs can reasonably be attributed to one or more specific Funds.

Additional Information

The date of this Joint Proxy Statement is February [    ], 2014.

Additional information about the Funds is available in their respective prospectuses, statements of additional information and annual and semi-annual reports to Shareholders. The Funds’ most recent annual and semi-annual reports have previously been mailed to Shareholders. Additional copies of any of these documents are available without charge by calling 1-800-787-7354 (RIC and RIF Shareholders) or 1-888-775-3837 (RET Shareholders), by writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or by visiting the Funds’ website at www.russell.com. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

PLEASE VOTE THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS. ALTERNATIVELY, IF YOU HAVE REQUESTED OR RECEIVED A PROXY CARD BY MAIL, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

INDEX TO EXHIBITS TO JOINT PROXY STATEMENT

Exhibit A – Audit Committee Charter

Exhibit B – Audit and Non-Audit Services Pre-Approval Policy

Exhibit C – Nominating and Governance Committee Charter

EXHIBIT A

RUSSELL INVESTMENT COMPANY (“RIC”)

RUSSELL INVESTMENT FUNDS (“RIF”)

AND

RUSSELL EXCHANGE TRADED FUNDS TRUST (“RET”)

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (the “Charter”) is adopted by the Board of Trustees (the “Board”) of each of Russell Investment Company, Russell Investment Funds and Russell Exchange Traded Funds Trust (each the “Trust”) on behalf of its series (the “Funds”).

1.	The Audit Committee of the Board (the “Committee”) shall be composed entirely of independent trustees of the Trust. Each of these members shall be financially literate and at least one shall possess accounting or related financial management experience.[1]

2.	The purposes of the Committee are:

(a)	to assist Board oversight of (1) the integrity of the Funds’ financial statements, (2) the Trust’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Trust’s independent auditor;

(b)	to oversee the preparation of an audit committee report as required by the United States Securities and Exchange Commission (the “SEC”) to be included in the Trust’s Form N-CSR or any proxy statement, as applicable;

(c)	to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls;

(d)	to act as a liaison between the Trust’s independent auditors and the full Board.

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditors’ responsibility to plan and carry out a proper audit. The auditor shall report directly to the Committee.

3.	To carry out its purposes, the Committee shall have the following duties and powers:

(a)	to select, subject to ratification by the Board, and to recommend to the Board the retention or termination of, the independent auditor to provide audit, review or attest services to the Trust, and, in connection therewith, to evaluate the independence of the auditors, and to receive the auditors’ specific representations as to their independence as part of such evaluation, each in compliance with applicable standards, and to be responsible for the compensation of the auditors and oversight of the work of the auditors (including resolution of disagreements between management and the auditor regarding financial reporting);

(b)	to pre-approve all permissible non-audit services to be provided to the Trust by the independent auditor;

[1]	To the extent that the Board declares that any Committee member is an “audit committee financial expert,” that member shall be deemed to possess accounting or related financial experience.

(c)	to approve, as required, all non-audit services to be provided by the Trust’s independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds;

(d)	to establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditor as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight;

(e)	to meet with the Trust’s independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the Trust’s annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to receive and consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(f)	to receive and consider reports from the Trust’s independent auditor regarding: (i) all critical accounting policies and practices of the Trust to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with management, including the potential ramifications of use of those treatments and the treatment preferred by the auditor; (iii) any material written communications between the auditor and management; and (iv) all non-audit services provided to any entity in the Trust’s investment company complex that were not pre-approved by the Committee or provided pursuant to pre-approval policies and procedures established by the Committee and associated fees; such reports to be received and considered annually prior to the filing of the audit report with the SEC and, if the annual communication is not within 90 days prior to the filing of the audit report with the SEC, the Committee shall receive and consider an update in the 90 days prior to the filing of any changes to the previously reported information;

(g)	to discuss with management and the auditors any significant or extraordinary transactions or procedures that are brought to its attention or of which it becomes aware, which may include compliance or valuation-related procedures, and the effect of any such transactions or procedures upon the Funds;

(h)	ensure that the outside auditor submits at least annually to the Committee an auditors’ report describing the auditor’s quality control procedures, any internal or peer quality control review, any inquiry or investigation of the auditor by governmental or professional authorities and any steps taken to deal with issues raised by such inquiries or investigations as well as delineating all relationships between the auditor and the Trust; to actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and to recommend that the Board take appropriate action in response to the auditor’s report to satisfy itself of the outside auditor’s independence;

(i)	to discuss with the auditors any audit-related problems or difficulties and management’s response thereto;

(j)	to discuss and review with management and the auditors the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(k)	to review and approve the fees charged by the auditors for audit and non-audit services;

(l)	to consult with the Board, as requested, in connection with the Board’s determination whether one or more members of the Committee qualify as an “audit committee financial expert,” as defined under SEC rules;

(m)	to receive reports from Trust management of any significant deficiencies in the design or operation of the Trust’s internal controls that could adversely affect the Trust’s ability to record, process, summarize and report financial data, any material weaknesses in the Trust’s internal controls and any fraud, whether or not material, that involves management or other employees of the Trust who have a significant role in the Trust’s internal controls, and to evaluate any corrective actions taken by management or proposed be taken by management or the Board;

(n)	to investigate improprieties or suspected improprieties in Trust operations that relate to financial reporting, as appropriate, and that are brought to its attention or of which it becomes actually aware;

(o)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate: and

(p)	to oversee administration of the Trust’s Senior Mutual Fund Officer Code of Ethics, including granting waivers and determining sanctions for any purported violations of that code that are brought to its attention or of which it becomes actually aware and informing and making recommendations thereon to the Board, as well as considering any approvals, interpretations and waivers of that code sought by the Chief Executive Officer.

4.	The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. The Committee may meet in person or by telephone, and a majority of Committee members then in office shall constitute a meeting quorum. The Committee may act by a vote of a majority of those members present at a meeting and constituting a quorum, or by written consent of a majority of Committee members.

5.	The Committee shall oversee the development, establishment and review of complaint procedures regarding accounting, internal auditing controls or auditing matters. These complaint procedures shall provide for the anonymous and confidential submission and receipt of complaints from fund employees as well as employees of any fund service providers.

6.	The Committee shall, from time to time and as it deems appropriate, meet with the Treasurer of the Trust and with internal auditors, if any, for the management company.

7.	The Committee shall set clear policies with regard to the Trust’s ability to hire employees or former employees of the auditor.

8.	The Committee shall have the resources, including financial resources, and authority appropriate to discharge its responsibilities, including the authority to retain independent counsel and any other adviser, experts or consultants at the expense of the appropriate Fund(s).

9.	The Committee shall evaluate its performance annually.

The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Dated: December 4, 2012

EXHIBIT B

Russell Investment Company

Russell Investment Funds

Russell Exchange Traded Funds Trust

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: August 30, 2013

I. Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell Investment Company (“RIC”), Russell Investment Funds (“RIF”) and Russell Exchange Traded Funds Trust (“RET”) to apply to any and all engagements of the independent auditor to RIC, RIF and RET, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to RIC, RIF and RET. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of a Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the fund, the adviser of the fund or any other affiliate* of the fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the fund, the adviser of the fund or any other affiliate of the fund.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent audit. The Funds’ Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committees will consult with the Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services are as follows:

•	Bookkeeping or other services relating to the accounting records or financial statements of the Funds

•	Financial information system design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources services

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Funds, or the Investment Advisor, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Funds (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Funds (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF/RET Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC, RIF and RET will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC, RIF or RET.

X. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, RET and Frank Russell Company and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

EXHIBIT C

BOARD OF TRUSTEES

RUSSELL INVESTMENT COMPANY (“RIC”)

RUSSELL INVESTMENT FUNDS (“RIF”)

AND

RUSSELL EXCHANGE TRADED FUNDS TRUST (“RET”)

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating and Governance Committee Membership

The Nominating and Governance Committee (the “Committee”) shall be composed entirely of Trustees (“Independent Trustees”) who are not “interested” persons of Russell Investment Company (“RIC”), Russell Investment Funds (“RIF”) or Russell Exchange Traded Funds Trust (“RET”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Board Nominations and Functions

1.	The Committee shall identify individuals and make nominations to the RIC, RIF and RET Boards of Trustees (the “Board”) for Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and, in the case of Independent Trustee candidates, their independence from Russell Investment Management Company (“RIMCo”), RIC, RIF and RET’s investment manager, and from sub-advisors to RIC, RIF and RET’s portfolios (“money managers”) and other principal service providers. In evaluating all candidates for membership on the Board, the Committee should consider, among other factors that it may deem relevant:

•	whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	the contribution which the person may be expected to make to the Board and RIC, RIF and RET, with consideration being given to the person’s business and professional experience, board experience, education and such other factors as the Committee, in its sole judgment, may consider relevant; and

•	the character and integrity of the person.

In evaluating Independent Trustee candidates, the Committee should also consider, among other factors that it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with RIC, RIF and RET management, RIMCo, any money manager or any other principal RIC, RIF and RET service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of RIC, RIF and RET’s retirement policies.

After a determination by the Committee that a person should be selected and nominated as an Independent Trustee, the Committee shall present its recommendation to the Board for its consideration.

2.	The Committee shall supervise an annual assessment by Trustees, which assessment shall take into account such factors as the Committee may deem appropriate. The results of the assessment shall be summarized and presented to the Board for consideration as to any appropriate actions.

3.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations to the Board for membership on all committees of the Board and shall review committee assignments at least annually.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board.

Independent Trustee Education

1.	The Committee shall ensure there is an orientation program for newly-elected Independent Trustees designed to familiarize such Independent Trustees with the business and regulation of registered investment companies generally; the respective roles of RIMCo, the Board and the Independent Trustees in the business and affairs of RIC, RIF and RET; and such other matters as the Committee, in its sole judgment, shall deem appropriate.

2.	The Committee shall establish policies and practices with respect to Independent Trustee attendance at industry conferences and events.

Other Powers and Responsibilities

1.	The Committee shall monitor the performance of legal counsel employed by RIC, RIF and RET and the Independent Trustees, and shall be responsible for the supervision of counsel for the Independent Trustees.

2.	The Committee shall develop and recommend to the Board a set of corporate governance guidelines applicable to RET.

3.	The Committee has the authority to retain and terminate any search firm used to identify Trustee candidates, including the sole authority to approve the search firm’s fees and other retention terms.

4.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate portfolio(s) of RIC, RIF and RET.

5.	The Committee may request, and RIC, RIF and RET’s management shall provide, such information and analyses and access to RIC, RIF and RET’s officers, agents, representatives and service providers, including RIMCo, as shall be reasonably necessary for the Committee to carry out its responsibilities.

6.	The authority, powers and rights of the Committee as described in this Charter are not intended and shall not operate to reduce, restrict or limit in any manner whatsoever the authority, powers and rights which are granted to the Board and Committees thereof, including the Committee, under RIC’s and RIF’s master trust agreements or RET’s Second Amended and Restated Agreement and Declaration of Trust or the By-laws of RIC, RIF and RET. In the event of any inconsistency between this Charter and any of such organizational documents, the provisions of the latter shall be given precedence.

7.	At any meeting of the Committee, a majority of the Independent Trustees on the Committee shall constitute a quorum. Any action may be taken by the Committee at a meeting at which there is a quorum present by a vote of a majority of the Committee members present.

8.	With respect to RIC and RIF, the Board initially considered and adopted this Charter on August 20, 2001. With respect RET, the Board initially considered and adopted this Charter on December 4, 2012. The Committee shall review this Charter at least annually and recommend any changes to the Board.

Dated: December 4, 2012

Effective Date: [    ]

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M64363-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For All Withhold All Except For All (To withhold authority to vote for a speci?c nominee, The Board of Trustees of the Trust unanimously recommends that mark “For All Except” and write the nominee’s you vote “FOR” the election of each of the nominees. number on the line below.) 1. Election of Trustees: 01) Sandra Cavanaugh 02) Cheryl Burgermeister 03) Katherine W. Krysty This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each nominee and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting. Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a ?duciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Notice of Special Meeting of Shareholders and Joint Proxy Statement is available at www.proxyvote.com. EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! CONTINUED ON REVERSE SIDE M64364-TBD PROXY RUSSELL INVESTMENT FUNDS PROXY SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 15, 2014 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Mary Beth Rhoden Albaneze, Jessica Gates, Mark Swanson and Kari Seabrands, each with full power of substitution and revocation, to vote all shares of Russell Investment Funds (“RIF”) (the “Trust”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 1:00 p.m., Paci?c time, on April 15, 2014 at the of?ces of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, and at any adjournment thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that one. This proxy shall be voted on the proposal described in the Joint Proxy Statement as speci?ed on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Joint Proxy Statement is hereby acknowledged. PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M64365-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For All Withhold All Except For All (To withhold authority to vote for a speci?c nominee, The Board of Trustees of the Trust unanimously recommends that mark “For All Except” and write the nominee’s you vote “FOR” the election of the nominee. number on the line below.) 1. Election of Trustee: ! ! ! 01) Katherine W. Krysty This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each nominee and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting. Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a ?duciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Notice of Special Meeting of Shareholders and Joint Proxy Statement is available at www.proxyvote.com. EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! CONTINUED ON REVERSE SIDE M64366-TBD PROXY RUSSELL EXCHANGE TRADED FUNDS TRUST PROXY SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 15, 2014 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Mary Beth Rhoden Albaneze, Jessica Gates, Mark Swanson and Kari Seabrands, each with full power of substitution and revocation, to vote all shares of Russell Exchange Traded Funds Trust (the “Trust”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 1:00 p.m., Paci?c time, on April 15, 2014 at the of?ces of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, and at any adjournment thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that one. This proxy shall be voted on the proposal described in the Joint Proxy Statement as speci?ed on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Joint Proxy Statement is hereby acknowledged. PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M64367-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For All Withhold All Except For All (To withhold authority to vote for a speci?c nominee, The Board of Trustees of the Trust unanimously recommends that mark “For All Except” and write the nominee’s you vote “FOR” the election of each of the nominees. number on the line below.) 1. Election of Trustees: ! ! ! 01) Sandra Cavanaugh 02) Cheryl Burgermeister 03) Katherine W. Krysty This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR each nominee and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting. The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the reclassi?cation of the investment objective of each fund from “fundamental” to “non-fundamental”. For Against Abstain 2. To approve the reclassification of the investment objective of the Fund from “fundamental” to “non-fundamental” ! ! ! (the “Proposed Reclassi?cations”). Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a ?duciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Notice of Special Meeting of Shareholders and Joint Proxy Statement is available at www.proxyvote.com. EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! CONTINUED ON REVERSE SIDE M64368-TBD PROXY RUSSELL INVESTMENT COMPANY PROXY SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 15, 2014 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Mary Beth Rhoden Albaneze, Jessica Gates, Mark Swanson and Kari Seabrands, each with full power of substitution and revocation, to vote all shares of Russell Investment Company (“RIC”) (the “Trust”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 1:00 p.m., Paci?c time, on April 15, 2014 at the of?ces of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, and at any adjournment thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that one. This proxy shall be voted on the proposals described in the Joint Proxy Statement as speci?ed on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Joint Proxy Statement is hereby acknowledged. PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.